UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2018

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500 Dallas, Texas 75219

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 252-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A special meeting of the stockholders of RSP Permian, Inc. (“RSP” or the “Company”) was held on July 17, 2018. The special meeting was held in order to vote upon the proposals set forth in the definitive joint proxy statement of the Company and Concho Resources Inc. (“Concho”), filed with the U.S. Securities and Exchange Commission on June 7, 2018 (the “Proxy Statement”), to (1) adopt the Agreement and Plan of Merger, dated as of March 27, 2018 (the “Merger Agreement”), by and among the Company, Green Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Concho (“Merger Sub”), and Concho (the “Merger Proposal”) pursuant to which Merger Sub will merge with and into RSP (the “Merger”) and (2) approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement (the “Non-Binding Compensation Advisory Proposal”).

At the special meeting, the Merger Proposal was approved by the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on the proposal. The Non-Binding Compensation Advisory Proposal was approved, on an advisory basis, by the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

As of the close of business on June 1, 2018, the record date for the special meeting, there were 159,422,836 shares of the Company’s common stock outstanding and entitled to vote. 120,479,336 shares of the Company’s common stock were represented in person or by proxy at the special meeting, which constituted a quorum to conduct business at the meeting. The following are the final voting results on proposals considered and voted upon at the special meeting, each of which is more fully described in the Proxy Statement.

Merger Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Merger Proposal presented at the special meeting was:

For	Against	Abstain	Broker Non-Votes
120,259,833	47,438	165,807	6,258

Non-Binding Compensation Advisory Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Non-Binding Compensation Advisory Proposal presented at the special meeting was:

For	Against	Abstain	Broker Non-Votes
101,738,053	17,969,334	771,949	0

Item 8.01	Other Events

The approval of the Merger Proposal satisfies one of the final conditions to the closing of the Merger as set forth in the Merger Agreement. RSP expects the closing of the Merger to occur on July 19, 2018, subject to the satisfaction or waiver of the remaining conditions to closing.

RSP Permian, Inc.

The Company is an independent oil and natural gas company engaged in the acquisition, exploration, exploitation, development and production of unconventional oil and associated liquids-rich natural gas reserves in the Permian Basin of West Texas. The vast majority of the Company’s acreage is located on large, contiguous acreage blocks in the core of the Midland and Delaware Basins, sub-basins of the Permian Basin. For more information, visit the Company’s website at www.rsppermian.com.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between RSP and Concho. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements and Cautionary Statements

This foregoing may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the benefits of the Transaction, RSP’s and Concho’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that RSP or Concho expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of RSP’s common stock or Concho’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of RSP and Concho to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected.

All such factors are difficult to predict and are beyond RSP’s and Concho’s control, including those detailed in RSP’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on RSP’s website at www.rsppermian.com and on the SEC’s website at www.sec.gov and in Concho’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.concho.com and on the SEC’s website at www.sec.gov.

Each of the forward-looking statements of RSP or Concho is based on assumptions that RSP or Concho, as applicable, believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither RSP nor Concho undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, Concho filed with the U.S. Securities and Exchange Commission (“SEC”), on June 4, 2018, an amendment to the registration statement on Form S-4 that was originally filed on April 20, 2018, that includes a joint proxy statement of RSP and Concho which also constitutes a prospectus of Concho. The registration statement was declared effective on June 6, 2018, and RSP and Concho commenced mailing the definitive joint proxy statement/prospectus to stockholders of Concho and RSP on or about June 12, 2018. RSP and Concho may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the registration statement and joint proxy statement/prospectus filed with the SEC, including any amendments thereto, or any other documents that Concho or RSP may file with the SEC or send to stockholders of Concho or RSP in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF RSP AND CONCHO ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and all other documents filed or that are filed with the SEC by Concho or RSP through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by RSP will be made available free of charge on RSP’s website at www.rsppermian.com, under the heading “SEC Filings,” or by contacting RSP’s Investor Relations Department by phone at 214-252-2700. Copies of documents filed with the SEC by Concho will be made available free of charge on Concho’s website at www.concho.com, under the heading “Investors,” or by contacting Concho’s Investor Relations Department by phone at 432-221-0477.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

Dated: July 17, 2018	By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President